Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555 (JMP)
Jointly Administered
Debtors.

MONTHLY OPERATING REPORT

MARCH 2010 - AMENDMENT

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC.
c/o WILLIAM J. FOX
1271 AVENUE OF THE AMERICAS
35th FLOOR
NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o SHAI WAISMAN
767 FIFTH AVENUE
NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lehman Brothers Holdings Inc.

Date: April 30, 2010	By:	/s/ William J. Fox
William J. Fox
Executive Vice President

Indicate if this is an amended statement by checking here:        AMENDED STATEMENT ☒

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Brothers Holdings Inc. (“LBHI”) and Other Debtors and Other Controlled Entities
Basis of Presentation — Schedule of Cash Receipts and Disbursements	4
Schedule of Cash Receipts and Disbursements — January 1 — March 31, 2010	5

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC(1)	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc. (“LBCS”)	08-13885	10/3/2008
Lehman Brothers Special Financing Inc. (“LBSF”)	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc. (“LOTC”)	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc. (“LBDP”)	08-13899	10/5/2008
Lehman Commercial Paper Inc. (“LCPI”)	08-13900	10/5/2008
Lehman Brothers Commercial Corporation (“LBCC”)	08-13901	10/5/2008
Lehman Brothers Financial Products Inc.(“LBFP”)	08-13902	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009
Merit LLC (“Merit”)	09-17331	12/14/2009
LB Somerset LLC (“LBS”)	09-17503	12/22/2009
LB Preferred Somerset LLC (“LBP”)	09-17505	12/22/2009

(1)          On May 26, 2009, a motion was filed on behalf of Lehman Brothers Holdings Inc. seeking entry of an order pursuant to Section 1112(b) of the Bankruptcy Code to dismiss the Chapter 11 Case of PAMI Statler Arms LLC, with a hearing to be held on June 24, 2009.  On June 19, 2009, the motion was adjourned without a date for a continuation hearing.

The Chapter 11 case of Fundo de Investimento Multimercado Credito Privado Navigator Investimento No Exterior (Case No: 08-13903) has been dismissed.

The Chapter 11 case of Lehman Brothers Finance SA (Case No: 08-13887) has been dismissed.

LEHMAN BROTHERS HOLDINGS INC., (“LBHI”), AND OTHER DEBTORS AND OTHER CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - AMENDED

JANUARY 1, 2010 TO MARCH 31, 2010

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”).  The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Security Investor Protection Act.  LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”.  The Debtors’ chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure.  The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.               This MOR has been amended from the previously filed Schedule of Cash Receipts and Disbursements for January 1, 2010 to March 31, 2010 to adjust for a typographical error with the subtotals for Total Uses of Cash and Net Cash Flow in the column Total Debtors and Other Controlled Entities.  There was no change to the Ending Cash and Investments.

2.               This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.

3.               This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

4.               The beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), treasury bills, and other investments.

5.               Beginning and ending cash balances are based on preliminary closing numbers and are subject to adjustment.

6.               Beginning and ending cash balances exclude cash that has been posted as collateral for hedging activity.

7.               Beginning and ending cash balances exclude cash related to LBHI’s wholly-owned indirect subsidiaries Aurora Bank FSB (formerly known as Lehman Brothers Bank FSB), Woodlands Commercial Bank (formerly known as Lehman Brothers Commercial Bank), Lehman Brothers Trust Company N.A., and Lehman Brothers Trust Company of Delaware.

8.               Cash pledged on, or prior to, September 15, 2008 by the Company in connection with certain documents executed by the Company and various financial institutions has been excluded from this report.

9.               Intercompany transfers between Lehman entities are listed as disbursements for the paying entity and receipts for the receiving entity.

10.         Opening cash on 1/1/10 has been restated from previously filed MORs.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

January 1, 2010 - March 31, 2010

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

											Other	Total Debtors
									Other	Total	Controlled	and Other
	LBHI	LBSF	LBCS	LOTC	LCPI	LBCC	LBFP	LBDP	Debtors	Debtors	Entities (b)	Controlled Entities
Beginning Cash & Investments (1/1/10)	$3,071 (c)	$5,401	$1,202	$167	$3,628	$485	$425	$387	$10	$14,776	$2,423	$17,199
Sources of Cash:
Corporate
Repayment of Advances to Aurora (d)	212	—	—	—	—	—	—	—	—	212	—	212
Compensation and Benefits Reimbursements (e)	9	—	—	—	—	—	—	—	—	9	—	9
Other Receipts	21	—	—	—	—	—	—	—	—	21	39	60
Derivatives (f)	3	992	42	9	15	4	2	—	—	1,067	110	1,178
Loans (g)	7	—	—	—	889	—	—	—	—	896	—	896
Principal Investing / Private Equity (h)	187	—	—	—	15	—	—	—	—	202	184	386
Real Estate (i)	59	—	—	—	129	—	—	—	—	188	106	293
Asia	—	—	—	—	—	—	—	—	—	—	121	121
South America	—	—	—	—	—	—	—	—	—	—	5	5
Inter-Company Transfers	64	2	—	—	66	3	1	—	—	135	24	159
Total Sources of Cash	562	993	42	9	1,113	7	3	—	—	2,730	589	3,319
Uses of Cash:
Corporate
Advances to Aurora (j)	(177)	—	—	—	—	—	—	—	—	(177)	—	(177)
Compensation and Benefits (k)	(137)	—	—	—	—	—	—	—	—	(137)	(9)	(145)
Professional Fees	(110)	—	—	—	(1)	—	—	—	—	(111)	—	(111)
Other Operating Expenses	(52)	—	—	—	—	—	—	—	—	(52)	(10)	(62)
Other Non-Operating Expenses	(51)	—	—	—	—	—	—	—	—	(51)	—	(51)
Bankhaus Settlement (l)	(196)	—	—	—	(1,073)	—	—	—	—	(1,269)	(10)	(1,279)
JP Morgan CDA (m)	(524)	—	—	—	—	—	—	—	—	(524)	—	(524)
MetLife Settlement (n)	—	—	—	—	(390)	—	—	—	—	(390)	—	(390)
Derivatives (o)	(4)	(205)	—	—	—	—	—	(2)	—	(210)	—	(210)
Loans (p)	(1)	—	—	—	(517)	—	—	—	—	(518)	—	(518)
Principal Investing / Private Equity (q)	(10)	—	—	—	—	—	—	—	—	(10)	(30)	(40)
Real Estate (r)	(33)	—	—	—	(27)	—	—	—	—	(60)	(32)	(92)
Asia	—	—	—	—	—	—	—	—	—	—	(95)	(95)
South America	—	—	—	—	—	—	—	—	—	—	(10)	(10)
Inter-Company Transfers	(23)	(6)	—	—	(3)	—	(1)	—	—	(33)	(127)	(159)
Total Uses of Cash	(1,318)	(211)	—	—	(2,010)	—	(1)	(2)	—	(3,541)	(323)	(3,864	)(u)
Net Cash Flow	(756)	783	42	9	(897)	7	2	(2)	—	(811)	266	(545	)(u)
FX Fluctuation (s)	(11)	(12)	—	—	(7)	—	—	—	—	(30)	(2)	(32)
Ending Cash & Investments (3/31/10) (t)	$2,304	$6,172	$1,244	$176	$2,724	$491	$427	$386	$10	$13,934	$2,687	$16,621

NOTE: Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

January 1, 2010 - March 31, 2010

Notes:

(a) Includes cash and investment flows for all Debtors and Other Controlled Entities globally.  Corporate, Derivatives, Loans, Principal Investing/Private Equity and Real Estate activity includes bank accounts that are managed and reconciled by Lehman US and European operations.  Asia and South America activity includes bank accounts that are managed and reconciled by Lehman Asian and South American operations.

(b) Other Controlled Entities includes all Non-Debtor entities which are under the control of LBHI.  Cash activity associated with Aurora Bank, Woodlands Commercial Bank, Lehman Brothers Trust Company N.A., and Lehman Brothers Trust Company of Delaware is not reflected.

(c) The opening cash and investments balance as of 1/1/10 was restated to include an increase of $45 million.

(d) Reflects repayment of advances made to Aurora Bank for court approved repo financing facility and/or master servicing agreement.

(e) Reflects repayment of advances for payroll and benefits disbursements made on behalf of non-controlled LBHI entities (Aurora Bank, Woodlands Commercial Bank, Lehman Brothers Trust Company NA., and Lehman Brothers Trust Company of Delaware).

(f) Primarily reflects settlements from counterparties and the return of collateral posted for hedging.

(g) Primarily reflects principal and interest payments from borrowers.

(h) Primarily reflects redemptions, distributions and/or proceeds from the sale of investments.

(i) Primarily reflects principal and interest payments on real estate loans.

(j) Reflects advances made to Aurora Bank for court approved repo financing facility or master servicing agreement.

(k) Compensation and Benefits includes fees paid to Alvarez & Marsal as interim management.

(l) Reflects payments made to Bankhaus for court approved settlement.

(m) Reflects payment made to JP Morgan for court approved Collateral Disposition Agreement ("CDA").

(n) Reflects payment made to MetLife for court approved settlement to pay off secured loan obligations.

(o) Primarily reflects collateral posted for hedging and payments on live trades.

(p) Primarily reflects principal and interest distributed to syndicated loan participants where Lehman acts as agent.

(q) Primarily reflects capital calls on investments.

(r) Primarily reflects payments made for preservation of operating and development property assets.

(s) Reflects fluctuation in value in foreign currency bank accounts.

(t) Ending Cash and Investment balances include approximately $2.3 billion in co-mingled and segregated accounts associated with pledged assets, court ordered segregated accounts, funds administratively held by banks, and other identified funds which may not belong to the Debtors or Other Controlled Entities.  These amounts are preliminary and estimated as follows:  Debtors - LBHI $208 million, LBSF $328 million, LBCS $34 million, LCPI $1.7 billion, LBCC $5 million, Lehman Scottish Finance $2 million; and non-Debtors $28 million, and are subject to adjustment.  Ending Cash and Investment balances exclude approximately $287 million of cash posted as collateral for derivative hedging activity; broken down as follows: LBSF $276 million and LBFP $11 million.

(u) The subtotals for Total Uses of Cash and Net Cash Flow in the column Total Debtors and Other Controlled Entities has been adjusted for a typographical error in the previously filed Schedule of Cash Receipts and Disbursements for January 1, 2010 to March 31, 2010.